UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Item 7(c). Exhibits. The following exhibit is being furnished herewith:

     99      News Release, dated July 15, 2003, of Polaris Industries Inc.

Item 9. Regulation FD Disclosure. (Information provided under Item 12 - Results of Operations and Financial Condition.)

     The following information is being provided under this Item 9—Regulation FD Disclosure and Item 12—Results of Operations and Financial Condition. The Item 12 information is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

     On July 15, 2003, Polaris Industries Inc. issued a news release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

Date: July 15, 2003

POLARIS INDUSTRIES INC.

/s/Michael W. Malone Michael W. Malone Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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